Securities Act File No. 333-174926

ICA No. 811-22549

As filed with the Securities and Exchange Commission on September 27, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.          □

Post-Effective Amendment No.  318   ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 320

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust II

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68130

Attention:  Brian Nielsen

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	James P. Ash, Esq. Senior Vice President Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2619

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(  ) immediately upon filing pursuant to paragraph (b).

(X) On October 1, 2016 pursuant to paragraph (b).

(  ) 60 days after filing pursuant to paragraph (a)(1).

(  ) On ____________ (date) pursuant to paragraph (a)(1)

(  ) 75 days after filing pursuant to paragraph (a)(2).

(  ) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of shares of Registrant and any series thereof hereinafter created.

 EXPLANATORY NOTE

This Post-Effective Amendment No. 318 to the Registration Statement contains the Prospectus and Statement of Additional Information describing the Longboard Long/Short Fund, a series of the Registrant. This Post-Effective Amendment to the Registration Statement is organized as follows: (a) Prospectus relating to the Longboard Long/Short Fund; (b) Statement of Additional Information relating to the Longboard Long/Short Fund; and (c) Part C Information relating to all series of the Registrant. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not affected hereby.

Longboard

long/short

Fund

Prospectus OCTOBER 1, 2016

Class A Shares (Symbol: LONAX)

Class I Shares (Symbol: LONGX)

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Longboard Long/Short Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	6
Investment Objective	6
Principal Investment Strategies	6
Principal Risks of Investing in the Fund	7
Portfolio Holdings Information	12
Management of the Fund	12
The Adviser	12
Portfolio Managers	13
Related Performance Information of the Adviser	13
Shareholder Information	15
Choosing a Share Class	15
More About Class A Shares	15
More About Class I Shares	17
Share Price	18
How to Purchase Shares	19
How to Redeem Shares	20
Tools to Combat Frequent Transactions	22
Distribution of Fund Shares	23
Distributions and Taxes	24
Tax Status, Dividends and Distributions	24
Financial Highlights	24
Privacy Policy	27

Summary Section

Investment Objective. The primary investment objective of the Longboard Long/Short Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 15 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the original offering price or NAV at redemption)	1.00%(1)	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management (Unitary) Fees(2)	2.99%	2.99%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	3.24%	2.99%

(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	The Fund's Adviser provides investment advisory service and pays most of the Fund's operating expenses (with certain exceptions) in return for a “unitary fee” (exclusive of any interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$883	$1,516	$2,170	$3,911
Class I	$302	$924	$1,572	$3,308

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s fiscal year ended May 31, 2016, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund pursues its investment objective by investing in domestic equity and equity-related instruments.  The Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights, (5) debt securities that are convertible into stock, (6) American depository receipts, (7) exchange-traded limited partnerships, (8) exchange-traded funds (“ETFs”), and (9) real estate investment trusts (“REITs”) (“Equity Instruments”). Equity related instruments are investments that provide exposure to the performance of Equity Instruments, including total return swaps on a basket of Equity Securities managed by

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the Adviser, equity swaps (both single-name and index swaps) and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”)). The Fund may obtain up to 100% of its exposure to Equity Securities through Equity Derivative Instruments.

The Fund will seek positive long-term capital appreciation through the use of a diversified long/short equity strategy, which has been developed by the Adviser.   The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying security. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying security and will lose value if the price of the underlying security increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

The Fund invests in securities of issuers of any capitalization and in any style (from growth to value) and may engage in frequent trading of its portfolio securities. The Fund’s strategy considers long positions in a large subset of 3,500 of the most liquid securities that trade on the NYSE, NASDAQ, and AMEX.  This universe generally corresponds to the Russell 3000 Index, as well as the most liquid American depository receipts, exchange-traded limited partnerships, and real estate investment trusts.  Short positions will be taken in Equity Derivative Instruments, including but not limited to, futures and/or ETFs that represent equity indices, including, but not limited to the S&P 500 (large cap), S&P 400 (mid cap), and Russell 2000 (small cap) indices.  The Adviser seeks to reduce risk by using an active hedge comprised of short positions in index futures contracts or ETFs.  Short positions will normally be held through a swap agreement in the case of ETFs, but will likely be held directly in the case of futures contracts. The degree to which the long portfolio is hedged is governed by factors such as targeted risk level, the number of security positions in the portfolio and market volatility.

The Fund will routinely invest more than 5% of its assets in short-term fixed income securities and cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, or shares of money market or short-term bond funds.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

•	Counterparty Risk: The Fund will enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

•	Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are
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designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•	Derivatives Risk: The Fund may use derivatives (including futures contracts, forward contracts and swap agreements) to enhance returns or hedge against market declines. The Fund’s indirect use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk.

•	Equity Securities Risk: Stock markets are volatile. The price of an equity security fluctuates based on changes in a company's financial condition and overall market and economic conditions.

•	Exchange-Traded Funds Risk: Investments in exchange-traded funds (“ETFs”) carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. Investments in ETFs also add an extra layer of expenses.

•	Fixed Income Securities Risks: Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities are also subject to prepayment and credit risks.

•	Foreign Risk. To the extent the Fund invests in American Depository Receipts (“ADRs”) directly, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

•	Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

•	General Market Risk: The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•	Hedging Transactions Risk: The Adviser, from time to time, employs various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

•	High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

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•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•	Large-Cap Company Risk. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

•	Leverage Risk: Using derivatives like futures, options and swaps to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

•	Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operation. Accordingly, an investment in the Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective.

•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•	Management Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. There is also the risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•	Mid-Cap Company Risk: The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

•	Non-Diversified Portfolio Risk: The Fund is “non-diversified,” and thus may invest its assets in a smaller number of companies or instruments than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect on the Fund’s value.

•	REIT Risk: The value of the Fund’s REIT securities may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, or loss of REIT status. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

•	Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to anticipate accurately the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

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•	Small- and Micro-Cap Company Risk: The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•	Strategy Risk: The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

•	Tax Risk: Certain of the Fund’s investment strategies, including transactions in options, futures contracts, forward contracts, swap contracts and hedging transactions, may be subject to the special tax rules (e.g., mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may have adverse tax consequences for the Fund.

•	Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Performance. Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling the Fund toll-free at 1-855-294-7540.

Investment Adviser. Longboard Asset Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Adviser Portfolio Managers. The following serve as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	Manager Since
Eric Crittenden	Chief Investment Officer	December 2014
Cole Wilcox	Chief Executive Officer	December 2014

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Longboard Long/Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-294-7540. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $2,500 and $100,000, for Class A and Class I, respectively, with a minimum subsequent investment of $250 and $2,500 for Class A and Class I, respectively, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements, such as 401(k) plans and individual retirement accounts, may be taxed later upon withdrawal of assets from such plans or accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, plan sponsor, administrator or other service provider who may be affiliated with the Adviser or the distributor), the Fund and its related companies

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may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek long-term capital appreciation.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Under normal circumstances, the Fund pursues its investment objective by investing in domestic equity and equity-related instruments.  The Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights, (5) debt securities that are convertible into stock, (6) American depository receipts, (7) exchange-traded limited partnerships, (8) exchange-traded funds (“ETFs”) , and (9) real estate investment trusts (“REITs”) (“Equity Instruments”). Equity related instruments are investments that provide exposure to the performance of equity instruments, including total return swaps on a basket of Equity Securities managed by the Adviser, equity swaps (both single-name and index swaps) and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”)). The Fund may obtain up to 100% of its exposure to Equity Securities through Equity Derivatives Instruments.

The Fund will seek positive long-term capital appreciation through the use of a diversified long/short equity strategy, which has been developed by the Adviser.   The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying security. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying security and will lose value if the price of the underlying security increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

The Fund invests in securities of issuers of any capitalization and in any style (from growth to value).  The Fund’s strategy considers long positions in a large subset of 3,500 of the most liquid securities that trade on the NYSE, NASDAQ, and AMEX.  This universe generally corresponds to the Russell 3000 Index, as well as the most liquid American depository receipts, exchange-traded limited partnerships, and real estate investment trusts.  Short positions will be taken in Equity Derivative Instruments, including but not limited to, futures and/or ETFs that represent equity indices, including, but not limited to, the S&P 500 (large cap), S&P 400 (mid cap), and Russell 2000 (small cap) indices. The Adviser seeks to reduce risk by using an active hedge comprised of short positions in three index futures contracts.  Short positions will generally be held through a swap agreement in the case of ETFs, but will likely be held directly in the case of futures contracts. The degree to which the long portfolio is hedged is governed by the same variables that influence the targeted risk level, the number of security positions in the portfolio and market volatility.

The Fund may use Equity Derivative Instruments as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security or index in a cost- effective manner. The Fund may gain some or all its equity exposure through the use of Equity Derivative Instruments. The Fund’s use of Equity Derivative Instruments, swaps and certain other Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Derivative Instruments that have a leveraging effect.

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Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

The Fund may, but is not required to, hedge with financial futures/forwards, including currencies and interest rates.

The Fund may engage in frequent trading of its portfolio securities.

A portion of the Fund’s assets may be held in short-term fixed income securities and cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, or shares of money market or short-term bond funds. The Fund may maintain significant amounts in cash and cash equivalents when the Adviser reduces the Fund’s market exposures. The Fund will routinely invest more than 5% of its assets in fixed income securities.

The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether

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or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Counterparty Risk: A Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by a Fund.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions.  Cyber-attacks have occurred and will continue to occur.  Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk: The Fund may use derivatives (including futures contracts, forward contracts and swap agreements) to gain exposure to equity securities, enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Exchange-Traded Funds Risk: Investments in an exchange-traded fund (“ETFs”) carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

Fixed Income Securities Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Risk: To the extent the Fund invests in American Depository Receipts (“ADRs”) directly, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

General Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced significant volatility since 2008. The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. The U.S. government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Continuing market problems may have adverse effects on the Fund.

Hedging Transactions Risk: The Adviser, from time to time, employs various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions

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designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risk: To the extent that the Fund makes investments on a shorter-term basis (including in derivative instruments and instruments with a maturity of one year or less at the time of acquisition), the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund. In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, resulting in an expected portfolio turnover rate of 0% for the Fund. However, if these instruments were included in the calculation, the Fund’s strategy would result in frequent portfolio trading and a high portfolio turnover rate (typically greater than 100%).

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of the Fund’s investment will be dependent on the success of the managed futures strategies used by the Adviser.

Large-Capitalization Securities Risk: While large cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. Further, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Leverage Risk: Using derivatives like futures, options and swaps to increase the Fund’s combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Code that do not apply to an adviser’s management of individual and institutional accounts. As a result, investors cannot judge the Adviser by a mutual fund-specific track record and it may not achieve its intended result in managing the Fund.

Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives (including futures and options) in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect

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and may not produce the desired results. There can be no assurance that any of the securities or derivatives selected by the Adviser will produce positive returns.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Non-Diversified Portfolio Risk: The Fund is “non-diversified,” meaning that may invest its assets in a smaller number of companies or instruments than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single investment may have a significant effect on the Fund’s net asset value (“NAV”). Lack of broad diversification also may cause the Fund to be more susceptible to specific economic, political or regulatory events than a diversified fund. Although the Fund intends to satisfy the diversification requirements of a regulated investment company under section 851 of the Internal Revenue Code, those requirements are not as stringent as those required of a diversified fund under the 1940 Act.

REIT Risk: The value of the Fund’s REIT securities may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, or loss of REIT status. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Risks of Medium Sized Companies: To the extent the Fund invests in the stocks or bonds of medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Medium sized companies may experience higher failure rates than do larger companies. The trading volume of securities of medium sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium sized companies may have limited markets, product lines or financial resources and may lack management experience.

Small- and Micro-Cap Company Risk: Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund. These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. An investment in the Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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Swap Agreements Risk: Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk: The Fund’s short sales and transactions in futures contracts, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. The Fund may, from time to time, make available month-end portfolio holdings information on the website www.longboardmutualfunds.com, which may include information about the Fund's exposure to securities of the swaps, structured notes or other investments, and the investment managers accessed through such investments. If month-end portfolio holdings information is posted to the website, the information is expected to be posted approximately 10 business days or sooner after the month-end and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-294-7540.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Longboard Asset Management, LLC, located at 2355 East Camelback Road, Suite 750, Phoenix, Arizona 85016, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets up to $250 million and 2.75% on assets greater than $250 million. The unitary management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board of Trustees, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Acquired fund fees, expenses related to investments in short positions, and dividends, if any, will be borne by the Fund and will not be included in the unitary management fee. For the most recent fiscal year ended May 31, 2016, the Adviser received an advisory fee equal to 2.99% of the Fund’s average daily net assets.

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A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders dated May 31, 2016.

Portfolio Managers

Eric Crittenden

Portfolio Manager

Chief Investment Officer

Eric Crittenden is the Chief Investment Officer of Longboard Asset Management. He brings nearly two decades of experience in disciplined, rules-based investment strategies to his position. Co-Founded by Mr. Crittenden in 2010, Longboard manages approximately $600 million in assets (as of August 31, 2016).

Mr. Crittenden drives Longboard’s focus on offering high quality alternative mutual funds that seek to deliver long-term results. A former teacher, Mr. Crittenden enjoys learning about the needs of our diverse clientele and helping them incorporate alternative investments into their practices.

Numerous publications have cited his research on trend following investment strategies, including The Journal of Finance. Mr. Crittenden graduated Magna Cum Laude from Wichita State University with a degree in Finance.

Cole Wilcox

Portfolio Manager

Chief Executive Officer

Cole Wilcox is the Chief Executive Officer of Longboard Asset Management. Under his leadership, Longboard provides high-quality, alternative mutual funds to top-performing financial advisors. Co-Founded by Mr. Wilcox in 2010, the firm manages approximately $600 million in assets (as of August 31, 2016).

Mr. Wilcox focuses on the management of Longboard. He ensures that our team delivers service to our clients, so that they can feel confident about their alternative investment choices.

He follows and speaks often about emerging technologies and companies with disruptive business models. Recent media appearances include The Wall Street Journal, CNBC and Bloomberg. The Little Book of Trading has profiled Mr. Wilcox and he has co-authored several leading research papers on alternative investment strategies.

Mr. Wilcox is a graduate of the Owner/President Management Program at Harvard Business School.

Related Performance Information of the Adviser

The Longboard Long/Short Composite described below reflects all substantially similar managed accounts managed by the Adviser. The Fund is modeled after a private account similarly managed by the Adviser (the “Separate Account”) and also managed by the Fund’s portfolio managers, Eric Crittenden and Cole Wilcox.  The Fund has substantially the same investment objective, policies, restrictions and strategies as the Separate Account. This section presents past performance information for the Longboard Long/Short Composite which includes all private accounts or funds managed by the Adviser with objectives, policies and strategies that are substantially similar to the Fund. The Longboard Long/Short Composite is not a mutual fund, but rather is a composite of all of the private accounts or funds (specifically, the Separate Account) managed by the Adviser that have investment objectives, policies and strategies that are substantially similar to those of the Fund.

The performance of the Longboard Long/Short Composite does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Longboard Long/Short Composite.  It is inappropriate and would be inaccurate for an investor to consider the Longboard Long/Short Composite’s performance below as being indicative of the future performance of the Fund.  The

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Adviser has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows performance of the Longboard Long/Short Composite over time (as compared with a broad based market index for reference).  Returns for the Longboard Long/Short Composite are shown both gross of fees and expenses and net of fees and expenses. Gross of fee and expense returns are returns gross of fees and expenses other than actual trading fees and expenses, and reflect all items of income, gain, and loss. Net of fee and expense returns are calculated by adjusting gross of fee and expense returns by the amount shown in the Fund’s fee and expense table under the heading Total Annual Fund Operating Expenses for all periods. Net average annual total returns are shown below both with and without reflecting the impact of front-end sales loads that apply to certain share classes of the Fund. Net annual total returns shown below are not adjusted to reflect the impact of front-end or deferred sales loads that apply to certain share classes of the Fund. Net annual total returns would be lower if the Longboard Long/Short Composite returns were adjusted to reflect the impact of such sales loads.

Investors should be aware that the Securities and Exchange Commission (the “SEC”) uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS®”).  Under the GIPS standard, the Adviser is defined as follows: Longboard Asset Management LLC.   A copy of the compliant presentation for the Longboard Long/Short Composite is available upon request by contacting the Adviser directly by e-mailing curtis@longboard-am.com or calling 602-472-3144. Indices are unmanaged and it is not possible to invest directly in indices.  As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund.  Please note the following cautionary guidelines in reviewing this disclosure:

●	Performance figures are not the performance of the Fund. The Longboard Long/Short Composite’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the Longboard Long/Short Composite’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology. In particular, Longboard Long/Short Composite’s performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●	There have been significant fluctuations in the market in the past few years. The performance for the period is shown through December 31, 2015. The markets have been volatile in the last few years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

●	The performance shown are averages. The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the Longboard Long/Short Composite’s annual rates of return for the years indicated, net and gross of fees, as discussed above.

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The Longboard Long/Short Composite

Calendar Year Returns as of December 31

	2006	2007	2008	2009	2010	2011(2)	2012	2013	2014	2015
Composite Net of Class A Fees and Expenses	16.38%	5.11%	-27.39%	0.51%	13.32%	-3.43%	12.26%	76.59%	4.80%	9.51%
Composite Net of Class I Fees and Expenses	16.67%	5.37%	-27.20%	0.76%	13.60%	-3.19%	12.54%	77.01%	5.06%	9.78%
Composite Gross of Fees and Expenses	20.16%	8.56%	-24.93%	3.82%	17.01%	-0.24%	15.92%	82.13%	8.24%	13.08%
S&P 500 Index (3)	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.38%

Average Annual Total Returns For Periods Ended December 31, 2015

The Longboard Long/Short Composite	One Year	Three Year(2)	Five Year(2)	Since Inception(1)
Composite Net of Class A Fees and Expenses (reflects the impact of Class A maximum front-end sales load)	7.97%	24.08%	15.67%	3.21%
Composite Net of Class A Fees and Expenses (does not reflect the impact of Class A front-end sales load) (4)	9.51%	26.55%	17.05%	8.60%
Composite Net of Class I Fees and Expenses	9.78%	26.86%	17.34%	8.87%
Composite Gross of Fees and Expenses	13.08%	30.63%	20.85%	12.15%
S&P 500 Index (3)	1.38%	15.13%	12.57%	7.58%
(1)	From the inception of the Separate Account on November 1, 2005.
(2)	Performance presented prior to Aug. 1, 2011 occurred while the Fund’s portfolio managers were affiliated with a prior firm and the Fund’s portfolio managers were the only individuals responsible for selecting the securities to buy and sell for the Separate Account.
(3)	The S&P 500 total return index is a domestic equity index consisting of 500 stocks representing approximately 75% of the total U.S. equity market focusing on the large-cap sector of the U.S. equities market. The index includes the 500 leading companies in leading industries of the U.S. economy. The index returns are unmanaged and do not reflect the deduction of any fees or expenses.
(4)	Does not reflect the impact of Class A’s contingent deferred sales charge.

Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered four classes of shares – Class A shares, Class C shares, Class I shares and Class N shares. Currently, only Class A shares and Class I shares are being offered. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.

•	Class I shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment

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in Class A shares of the Fund is $2,500. The minimum subsequent investment in Class A shares of the Fund is $250. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund reserves the right to waive sales charges at its discretion. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	0.00%(2)	0.00%	**(3)
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed.
(3)	A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.75% on amounts over $3 million but less than $5 million, 0.50% on amounts over $5 million but less than $10 million and 0.25% on amounts over $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
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•	Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

A CDSC of up to 1.00% of the purchase price will be charged to the shareholders who received a sales charge waiver and then redeem their shares within one year after purchase. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Further information regarding the Fund’s sales charges, breakpoints and waivers is available free of charge upon request.

More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Class I shares of the Fund is $100,000. The minimum subsequent investment in Class I shares of the Fund is $2,500.

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Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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How to Purchase Shares

The Fund currently offers Class A shares and Class I shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Longboard Long/Short Fund” to:

via Regular mail:	via Overnight mail:
Longboard Long/Short Fund	Longboard Long/Short Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-294-7540 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-294-7540 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Longboard Long/Short Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth,

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social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•        full name;

•        date of birth (individuals only);

•        Social Security or taxpayer identification number; and

•        permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-855-294-7540.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Longboard Long/Short Fund	Longboard Long/Short Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 855-294-7540. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be

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liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Fund at 1-855-294-7540 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be liquid securities, chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash and securities redeemed in-kind remain at the risk of the market until they are sold.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
•	The request must identify your account number;
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
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•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below the minimum investment amount for the class of shares you hold (e.g., $100,000 for a Class I account, etc.), the Fund may notify you that, unless the account is brought up to the minimum investment amount within 60 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and
•	Rejecting or limiting specific purchase requests.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The Fund reserves the right to reject or restrict purchase for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by

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customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-294-7540 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing Plan (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Fund’s Class A shares. Under the 12b-1 Plan, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for the Class A shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of their own revenues, which generally come directly or indirectly from Fund fees, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to other types of shareholder servicing and distribution payments described elsewhere in this Prospectus. In return for these additional payments and compensation, the Adviser and distributor expect the Fund to receive certain marketing or servicing advantages that are not generally available to mutual funds whose sponsors do not make such payments. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. These additional payments and compensation may create potential conflicts of interest between an investor and a financial intermediary who is recommending or making available the Fund over other mutual funds, especially if these payments exceed the amount paid by other mutual funds. Before investing, you should consult with your investment professional and review carefully any disclosure by the investment professional as to what compensation the investment professional receives from mutual fund sponsors, as well as how your investment professional is compensated.

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Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant from such accounts or plans.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by RSM US LLP, whose report, along with the Fund’s financial statements are included in the Fund’s May 31, 2016 annual report, which is available at no charge upon request.

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Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

For the
Period Ended
Class A	May 31, 2016 (1)
Net asset value, beginning of period	$10.15

Activity from investment operations:
Net investment loss (2)	(0.15)
Net realized and unrealized loss on investments	(0.56)
Total from investment operations	(0.71)

Net asset value, end of period	$9.44
Total return (3)(5)	(7.00)%
Net assets, at end of period (000s)	$615
Ratio of total expenses to average net assets (4)	3.24%
Ratio of net investment loss to average net assets (4)	(3.24)%
Portfolio turnover rate (5)	0%

(1)	The Longboard Long/Short Fund Class A shares commenced operations December 9, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

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Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
Class I	May 31, 2016	May 31, 2015 (1)
Net asset value, beginning of period	$9.67	$10.00

Activity from investment operations:
Net investment loss (2)	(0.29)	(0.06)
Net realized and unrealized gain (loss) on investments	0.08	(0.27)
Total from investment operations	(0.21)	(0.33)

Less distributions from:
Net investment income	(0.05)	—
Total distributions	(0.05)	—
Paid in capital from redemption fees (7)	0.00	—
Net asset value, end of period	$9.41	$9.67 (6)
Total return (3)(5)	(1.66)%	(3.30)%
Net assets, at end of period (000s)	$16,797	$10,488
Ratio of total expenses to average net assets (4)	2.99%	2.99%
Ratio of net investment loss to average net assets (4)	(2.99)%	(2.97)%
Portfolio turnover rate (5)	0%	0%

(1)	The Longboard Long/Short Fund Class I shares commenced operations March 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized for periods less than one year.

(5)	Not annualized.

(6)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement adjustments.

(7)	Amounts represents less than $0.005 per share.

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Privacy Policy

Revised July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, LLC

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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Investment Adviser

Longboard Asset Management, LLC

2355 East Camelback Road, Suite 750,

Phoenix, AZ 85016

Independent Registered Public Accounting Firm

RSM US LLP

555 17th Street, Suite 1000

Denver, CO 80202

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

MUFG Union Bank, National Association

400 California Street, 6th Floor

San Francisco, CA 94104

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Longboard Long/Short Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-294-7540 or visit www.longboardmutualfunds.com. You may also write to:

Longboard Long/Short Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)

Longboard

long/short

Fund

statement of additional information OCTOBER 1, 2016

Class A Shares (Symbol: LONAX

Class I Shares (Symbol: LONGX)

This Statement of Additional Information (“SAI”) provides general information about the Longboard Long/Short Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus for Class A and Class I shares dated October 1, 2016 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus free of charge, please write or call the Fund at the address or telephone number below:

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-855-294-7540

---------------------------------

TABLE OF CONTENTS

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	1
Board of Trustees	22
Board Leadership Structure	23
Trustees and Officers	24
Board Committees	27
Control Persons and Principal Shareholders	28
Investment Adviser	29
Portfolio Managers	31
Other Service Providers	33
Distribution of Fund Shares	34
12b-1 Distribution and Shareholder Servicing Plan	35
Portfolio Transactions and Brokerage Allocation	37
Portfolio Turnover	39
Code of Ethics	39
Proxy Voting Procedures	39
Anti-Money Laundering Compliance Program	40
Portfolio Holdings Information	40
Determination of Net Asset Value	41
Tax Status	43
Financial Statements	50

The Trust

The Longboard Long/Short Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund has registered four classes of shares: Class A shares, Class C shares, Class N shares and Class I shares. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Currently, only Class A and Class I shares are being offered.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Longboard Asset Management, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Investment Policies, Strategies and Associated Risks

The primary investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ prior notice of any such changes.

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The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Fund is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Short Sales

The Fund will seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian, Union Bank, N.A. (the “Custodian”)) in a special custody account, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

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The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Other Investment Companies

The Fund may invest in exchange-traded funds, mutual funds and closed-end funds. These investments involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of the Fund’s assets in any single such investment company, and 3) investing more than 10% of the Fund’s assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Exchange-Traded Funds

An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they are generally sold and redeemed only once per day at market close. Broad securities market index ETFs include Standard & Poor’s Depository Receipts (“SPDRs”), which are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index. The ETFs in which the Fund invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk.

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Exchange-Traded Notes

The Fund may invest in shares of exchange-traded notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that combines certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, ETNs are not investment companies and investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged. In recent years, the Internal Revenue Service has issued several private letter rulings in which ETNs that track commodity indices were treated as generating qualifying income for purposes of the annual gross income test applicable to regulated investment companies under Section 851(b)(2) of the Internal Revenue Code of 1986, as amended. Private letter rulings do not constitute legal precedent and cannot be relied upon by taxpayers other than those who receive the ruling. The commodity-linked ETNs that were determined to generate qualifying income in these private letter rulings each satisfied the requirements under the Commodities Exchange Act for treatment of a hybrid instrument as predominantly a security.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include: limited financial resources; infrequent or limited trading; and more abrupt or erratic price movements than larger company securities. In addition, small capitalization stocks, such as

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REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Foreign Investments and Currencies

The Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts. The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Many foreign securities in which the Fund may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

5

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. The Fund’s investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

The Adviser will determine whether to invest in the securities of a foreign company by employing its investment strategy. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

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Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and assets having an aggregate market value at least equal to the accrued full notional value will be segregated and maintained to cover the transactions in accordance with SEC positions.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Fixed-Income Securities

The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Fund may invest in investment grade corporate debt securities. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Service (“S&P”) or Baa or better by Moody’s Investors Service (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but

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Moody’s considers securities rated Baa to have speculative characteristics. The Fund may also invest in unrated securities.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The

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creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing

The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s net asset value and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

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Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Securities Lending

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, however, such payments of accrued income will not constitute “qualified dividend” income and will be taxable as ordinary income. For loaned securities, the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

Options, Futures and Other Strategies

General. As described herein, the Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, futures, broadly-based stock indices and currencies (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent

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that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its Custodian, or another approved custodian, in the prescribed amount as determined daily. The Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain Financial Instruments. If this occurs, the Fund would treat the Financial Instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

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Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options Exchange, the Chicago Mercantile Exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written, by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

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Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts, Options on Futures Contracts and Forward Contracts. Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An

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index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract other than exchange and clearing fees. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for

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several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Forward Contracts. A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary and Cash Investments

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as described in the prospectus. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money

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market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured

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promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Asset-Backed Securities

The Fund may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

U.S. Government Obligations

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Hedging Transactions

The Adviser, from time to time, may employ various hedging techniques.

The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy

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will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser or Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities are sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less

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than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

Illiquid Securities

As a non-principal strategy, the Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees). The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets. Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers.

Structured Notes

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Wholly-Owned Subsidiary

In the future, the Fund may form one or more wholly-owned subsidiaries (“Subsidiary” or “Subsidiaries”) in order to hold derivative equity instruments in which the Fund invests, including swap agreements, futures contracts and options on futures contracts.  A Subsidiary would be a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands or a other offshore jurisdiction. Generally, a Subsidiary will invest primarily in swaps, financial futures, and

19

securities but it may also invest in options, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

A Subsidiary would not be registered under the 1940 Act but, would be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of a Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund would wholly own and control a Subsidiary, and the Fund and a Subsidiary would both be managed by the Adviser, it is unlikely that a Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing a Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands or other offshore jurisdiction in which a Subsidiary is organized, could result in the inability of the Fund and/or a Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Subsidiary. If Cayman Islands law or the laws of a similar jurisdiction changes such that a Subsidiary must pay Cayman Island’s taxes, Fund shareholders would likely suffer decreased investment returns.

Although only 25% of the Fund’s assets would be invested in one or more Subsidiaries, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Additional Risks

Tax Risk

Certain of the Fund’s investment strategies, including transactions in options, futures contracts, forward contracts, swap contracts and hedging transactions, may be subject to the special tax rules (e.g., mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may have adverse tax consequences for the Fund. Also, in the future, the Fund may invest in a Subsidiary. Because the Subsidiary is a controlled foreign corporation for federal income tax purposes, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the IRS has suspended issuance of any further letters pending a review of its position. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in a Subsidiary may not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

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Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

High Portfolio Turnover Risk

The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
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3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities or commodities futures (unless acquired as a result of ownership of securities or other investments), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or
2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for

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the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.   The Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its

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oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm, and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee, and the Nominating Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, NE 68130.

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Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	29	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	26	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	26	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	26	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General	26	NONE
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Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (sinc 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
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Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A
Emile Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003 – 2011); CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing provider).

***The term “Fund Complex” refers to the Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Variable Trust, Northern Lights Fund Trust III, Northern Lights Fund Trust IV and Two Roads Shared Trust.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit

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Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting to be paid by the Adviser requesting the special meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $1,250 additional quarterly fee. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal period ended May 31, 2016:

Name	Aggregate Compensation From Trust**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Thomas T. Sarkany	$50,000	None	None	$77,500
Anthony Lewis	$50,000	None	None	$57,500
Keith Rhoades	$55,000	None	None	$64,000
Randal Skalla	$50,000	None	None	$57,500
Brian Nielsen*	None	None	None	None

*Brian Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

**There are currently multiple series comprising the Trust. Trustees’ fees will be allocated equally to each Fund in the Trust.

***The term “Fund Complex” refers to Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust and Two Roads Shared Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randal Skalla	None	None
Brian Nielsen*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

As of December 31, 2015, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and the Fund Complex’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies

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more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of September 1, 2016, the following persons owned, beneficially or of record, 5% or more of a Class of shares of the Fund.

Name of Shareholder	% Of Share Class Owned

Class I Shares

Charles Schwab & Co 211 Main Street San Francisco, CA 94105	19.52%

Class A Shares

S Callan Co PSP 501 North Broadway St. Louis, MO 63102	5.60%

Sourcery Inc. DEF 501 North Broadway St. Louis, MO 63102	5.64%

Janice Wolf 501 North Broadway St. Louis, MO 63102	8.49%

Don Stanzione 501 North Broadway St. Louis, MO 63102	6.26%

Mark Litman 4607 Lakeview Canyon Road Suite 564 Westlake Village, CA 91361	8.16%

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Longboard Asset Management, LLC, 2355 E. Camelback Road, Suite 750, Phoenix, AZ 85016, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by

29

the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on July 29, 2014.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 2.99% of the Fund’s average daily net assets on assets up to $250 million and 2.75% on assets greater than $250 million. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Investment Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund.

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The Fund paid the following advisory fees to the Fund Manager pursuant to the investment advisory agreement with the Fund, of which the Fund Manager waived or recouped the amount set forth in the table below.

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waivers
May 31, 2015	$54,464	-	-	$54,464
May 31, 2016	$461,753	-	-	$461,753

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

Eric Crittenden

Portfolio Manager

Chief Investment Officer

Eric Crittenden is the Chief Investment Officer of Longboard Asset Management. He brings nearly two decades of experience in disciplined, rules-based investment strategies to his position. Co-Founded by Mr. Crittenden in 2010, Longboard manages approximately $600 million in assets (as of August 31, 2016).

Mr. Crittenden drives Longboard’s focus on offering high quality alternative mutual funds that seeks to deliver long-term results. A former teacher, Mr. Crittenden enjoys learning about the needs of our diverse clientele and helping them incorporate alternative investments into their practices.

Numerous publications have cited his research on trend following investment strategies, including The Journal of Finance. Mr. Crittenden graduated Magna Cum Laude from Wichita State University with a degree in Finance.

Cole Wilcox

Portfolio Manager

Chief Executive Officer

Cole Wilcox is the Chief Executive Officer of Longboard Asset Management. Under his leadership, Longboard provides high-quality, alternative mutual funds to top-performing financial advisors. Co-Founded by Mr. Wilcox in 2010, the firm manages approximately $600 million in assets (as of August 31, 2016).

Mr. Wilcox focuses on the management of Longboard. He ensures that our team delivers excellent service to our clients, so that they can feel confident about their alternative investment choices.

He follows and speaks often about emerging technologies and companies with disruptive business models. Recent media appearances include The Wall Street Journal, CNBC and Bloomberg. The Little Book of Trading has profiled Mr. Wilcox and he has co-authored several leading research papers on alternative investment strategies.

Mr. Wilcox is a graduate of the Owner/President Management Program at Harvard Business School.

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Other Accounts Managed by the Portfolio Managers

The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. As of May 31, 2016 the portfolio managers were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Eric Crittenden	1	$545.7M	1	$15M	0	$0
Cole Wilcox	1	$545.7M	1	$15M	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Longboard Asset Management, LLC

Individual investment professionals at the Adviser manage other accounts for other clients. These accounts may include separate accounts. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

Portfolio Managers’ Compensation

Longboard Asset Management, LLC. The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards. Bonuses paid to the Portfolio Managers are based on the profitability of the Adviser.

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of the fiscal period ended May 31, 2016

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Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Eric Crittendon	None
Cole Wilcox	None

.

Other Service Providers

Administrator

Gemini Fund Services, LLC (“GFS”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, NE 68130, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on July 28-29, 2014. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Agreement, GFS performs administrative services for the Fund, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual consolidated financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

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GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS under the Agreement, GFS is entitled to receive the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. GFS is also entitled to reimbursement for any out of pocket expenses. Under the Fund’s unitary management fee, the Adviser pays for the operating expenses of the Fund.

Custodian

MUFG Union Bank, N.A. serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004 serves as counsel to the Fund.

Independent Registered Public Accounting Firm

RSM US LLP, 555 17th Street, Suite 1000, Denver, CO 80202, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares

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The Underwriting Agreement has an initial term of 2 years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended May 31, 2016.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Longboard Long/Short Fund Class A	$2,903	$0	$0	*
* The Distributor received $6,572 from the Adviser as compensation for its distribution services to the Funds.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares (the “Plan”) pursuant to which Class A shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Class A shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Class A shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the

35

purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.

The Adviser may pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. In addition, the Adviser and its affiliates may offer other incentives to financial intermediaries, such as: sponsorship of educational or client meetings, events and seminars; payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible or current business relationships with the Adviser; and/or payments of costs and expenses associated with attendance at conferences or seminars, including travel, lodging, entertainment and meals. These payments will generally vary depending upon the nature of the event and may include financial assistance to intermediaries that enable the Adviser or one of its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited financial advisors and other attendees. Payments could also represent occasional gifts and certain entertainment expenses, such as occasional meal expenses or

36

tickets to sporting events that are not preconditioned on achievement of sales targets. Marketing support payments may be made for a variety of purposes, including but not limited to: advertising and marketing opportunities; educating intermediaries, shareholders, clients, and prospects about the Fund; placement on an intermediary’s list of preferred funds; gaining access to senior management, sales representatives, or wholesalers of an intermediary; receiving detailed reporting packages (such as periodic sales reporting, sales production results, and data on how the Adviser’s products, including the Fund, are used).

The receipt of, or the prospect of receiving, these payments and expense reimbursements from the Adviser may influence intermediaries, plan sponsors and other third parties to offer or recommend the Fund over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). However, these arrangements do not increase Fund expenses and will not change the price that an investor pays for shares of the Fund or the amount that a Fund receives to invest on behalf of an investor.

If you have purchased shares of the Fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, the Distributor, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase. Any of the payments described in this section may represent a premium over payments made by other fund families.

During the fiscal period ended May 31, 2016 the Fund paid $553 in distribution related fees.

For the fiscal period ended May 31, 2016 the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Longboard Shares
During the Fiscal Period Ended May 31, 2016
	Class A Shares	Class I Shares
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	($20)	$0
Payment to dealers	$595	$0
Compensation to sales personnel	None	None
Other	($21)	$0
Total	$553	$0

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

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In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research

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services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal periods ended May 31, 2015 and May 31, 2016 the Fund did not pay any brokerage commissions.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions. For the fiscal periods ended May 31, 2015 and May 31, 2016 the Fund’s portfolio turnover rate was 0%.

Code of Ethics

The Fund, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix A.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

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Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio

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managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Fund as well as related compliance services; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

MUFG Union Bank, N.A. Union Bank is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

RSM US LLP. RSM US LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing other audit, tax and related services for the Fund.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class. For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last

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reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

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(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain underlying funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for

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purposes of Subchapter M. However, the IRS has suspended issuance of any further letters pending a review of its position. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the Regulated Investment Company Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships. Following the enactment of Regulated Investment Company Act of 2010, if the Fund fails to satisfy these qualifying income and assets tests, and such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures under certain circumstances (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

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The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

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Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and

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the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections

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applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Fund may invest a portion of its assets in a Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain

48

interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Further, the “Foreign Account Tax Compliance Act” (“FATCA”) imposes a 30% withholding tax on withholdable payments made after December 31, 2013, to foreign financial institutions unless certain requirements are satisfied. This new U.S. withholding tax regime is completely separate and distinct from the one described immediately above, and imposes a 30% withholding tax on fixed or determinable annual or periodic income, gains from the disposition of property that produces dividends and interest income, and certain other amounts, unless the foreign fund enters into an agreement with the IRS (or satisfies the requirements of certain applicable tax treaties) to provide certain information with respect to U.S. persons having an interest in such Fund and otherwise complies with its obligations under FATCA.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

The U.S. Internal Revenue Service is currently reviewing the use of controlled foreign corporations, structured notes and other types of derivatives by regulated investment companies, such as the Fund,

49

to obtain indirect exposure to commodities. In the event this review ultimately results in a change in federal income tax law, such change could result in the inability of the Fund and/or Subsidiary to operate as described in this Preliminary Statement of Additional Information and could adversely affect the Fund and its shareholders.

Financial Statements

The financial statements of the Fund for the fiscal period ended May 31, 2016 and the independent registered public accounting firm’s report are incorporated herein by reference to the Fund’s Annual Report. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to the consolidated financial statements. The Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

.

50

APPENDIX A

Longboard Asset Management, LLC

Proxy Voting Policy

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice, or course of business, within the meaning of Section 206(4) of the Advisers Act, for an adviser to exercise voting authority with respect to client securities, unless: (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients; (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request; and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Adviser will vote proxies vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s). The Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of the Funds, Portfolios, and clients, and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in its best judgment, on behalf of the Funds, Portfolios, and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

1.	Voting Proxies

  All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Operations Unit.

  The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(1)	A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser's files;

(2)	The Operations Unit will determine which of the Adviser holds the security to which the proxy relates;

(3)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(4)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
51

2.	Conflicts of Interest

  As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

  If a conflict is identified and deemed “material” by the Operations Unit, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

  With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:
(1)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(2)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

3.	Disclosure of Procedures. A summary of above these proxy voting procedures will be included in the Adviser's Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about: (i) the Adviser's proxy voting procedures; and (ii) how the Adviser voted proxies that are relevant to the affected client.

4.	Record-keeping Requirements. The Operations Unit will be responsible for maintaining files relating to the Adviser's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

  Copies of these proxy voting policies and procedures, and any amendments thereto;
  A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
  A record of each vote that the Adviser casts;
  A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
  A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.
52

Northern Lights Fund Trust II

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated August 26, 2010.[3]
(a)(2)	Certificate of Trust as filed with the State of Delaware on August 26, 2010.[3]
(b)	By-Laws, effective as of August 26, 2010. [3]
(c)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.
(d)(1)	Investment Advisory Agreement between the Registrant and Two Oaks Investment Management, LLC, with respect to Two Oaks Diversified Growth and Income Fund. [4]
(d)(2)	Investment Advisory Agreement between the Registrant and Advisors Preferred, LLC, with respect to Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [6]
(d)(3)	Investment Advisory Agreement between the Registrant and North Star Investment Management Corp., with respect to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund. [85]
(d)(4)	Investment Advisory Agreement between the Registrant and Monte Capital Group, LLC, with respect to the Monte Chesapeake Macro Strategies Fund.131
(d)(5)	Investment Advisory Agreement between the Registrant and Water Oak Advisors, LLC on behalf of WOA All Asset I. [16]
(d)(6)	Investment Advisory Agreement between the Registrant and Solutions Funds Group, Inc. on behalf of the SFG Futures Strategy Fund.[14]
(d)(7)	Investment Advisory Agreement between the Registrant and AFAM Capital, Inc., on behalf of the Innealta Capital Sector Rotation Fund, Innealta Capital Country Rotation Fund, Innealta Capital Tactical Fixed Income Fund, Al Frank Fund and Al Frank Dividend Value Fund.[71]
(d)(8)	Investment Advisory Agreement between the Registrant and Linde Hansen & Co., LLC on behalf of the Linde Hansen Contrarian Value Fund. [22]
(d)(9)	Investment Advisory Agreement between the Registrant and Crow Point Partners, LLC on behalf of the Crow Point Defined Risk Global Equity Income Fund. [35]
(d)(10)	Investment Advisory Agreement between the Registrant and Longboard Asset Management, LLC on behalf of the Longboard Managed Futures Strategy Fund .[35]
(d)(11)	Investment Advisory Agreement between the Registrant and KKM Financial, LLC on behalf the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund). [76]
(d)(12)	Investment Advisory Agreement between the Registrant and Price Asset Management, LLC, with respect to PCS Commodity Strategy Fund. 134
(d)(13)	Investment Advisory Agreement between the Registrant and Longboard Asset Management, LLC on behalf of the Longboard Long/Short Fund. [94]
(d)(14)	Investment Advisory Agreement between the Registrant and Balter Liquid Alternatives, LLC on behalf of the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund. 119
(d)(15)	Investment Advisory Agreement between the Registrant and Orchard Capital Management, LLC on behalf of the Orchard Small Cap Value Fund. 123
(d)(16)	Investment Advisory Agreement between the Registrant and FormulaFolio Investments, LLC on behalf of the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(d)(17)	Investment Advisory Agreement between the Registrant and Water Oak Advisors, LLC on behalf of WOA U.S. All Cap. [2]
(d)(18)	Sub-advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors LLC with respect to the Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund.[9]
(d)(19)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Willowbridge Associates Inc. with respect to the Balter Discretionary Global Macro Fund. 105
(d)(20)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Apis Capital Advisors, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(21)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Madison Street Partners, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(22)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Midwood Capital Management, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(23)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Millrace Asset Group, Inc. with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(24)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and S.W. Mitchell Capital, L.L.P. with respect to the Balter European L/S Small Cap Fund. [2]
(d)(25)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Tiburon Capital Management, LLC with respect to the Balter Event-Driven Fund. 120
(d)(26)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and 12th Street Asset Management Company, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 127
(d)(27)	Agreement and Plan of Reorganization by and among Advisors Series Trust, with respect to the Al Frank Fund and Al Frank Dividend Value Fund, each a separate series of Advisors Series Trust, the Registrant, on behalf of the Al Frank Fund and Al Frank Dividend Value Fund, each a separate series of the Registrant, and Al Frank Asset Management, Inc. dated January 18, 2013.[2]
(d)(28)	Agreement and Plan of Reorganization by and among Northern Lights Fund Trust III, with respect to the Even Keel Managed Risk Fund, Even Keel Opportunities Managed Risk Fund, Even Keel Traveler Managed Risk Fund and Even Keel Explorer Managed Risk Fund, each a separate series of Northern Lights Fund Trust III, the Registrant, on behalf of the Even Keel Managed Risk Fund, Even Keel Opportunities Managed Risk Fund, Even Keel Traveler Managed Risk Fund and Even Keel Explorer Managed Risk Fund, each a separate series of the Registrant, and Milliman Financial Risk Management, LLC dated November 21, 2014.[88]
(d)(29)	Agreement and Plan of Reorganization by and among Professionally Managed Portfolios, with respect to the Balter Long/Short Equity Fund, a separate series of Professionally Managed Portfolios, the Registrant, on behalf of the Balter Long/Short Equity Fund, a separate series of the Registrant, and Balter Liquid Alternatives, LLC dated June 24, 2015.108
(d)(30)	Agreement and Plan of Reorganization by and among S. W. Mitchell Small Cap European Fund L.P., Mitchell (general Partner II) Inc., Northern Lights Fund Trust II on behalf of its series the Balter European L/S Small Cap Fund Balter Liquid Alternatives, LLC dated December 31, 2015. [2]
(d)(31)	Agreement and Plan of Reorganization by and among Tiburon Credit Opportunities Master Fund, Ltd., Tiburon Capital GP Partners LLC, Northern Lights Fund Trust II on behalf of its series the Balter Event-Driven Fund and Balter Liquid Alternatives, LLC and Tiburon Capital Management, LLC dated December 22, 2015. 124
(d)(32)	Master Securities Loan Agreement between AFAM Capital, Inc., Morgan Stanley & Co., LLC and MS Securities Services, Inc.[45]
(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC.104
(e)(2)	Underwriting Agreement between the Registrant and Ceros Financial Services, Inc. on behalf of the Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [10]
(f)	Bonus or Profit Sharing Contracts - Not Applicable
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon. [4]
(g)(2)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund.[5]
(g)(3)	Custody Agreement between the Registrant and MUFG Union Bank, N.A. [15]
(g)(4)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of the Al Frank Fund and Al Frank Dividend Value Fund.[46]
(g)(5)	Custody Agreement between the Registrant and Huntington National Bank on behalf the Crow Point Defined Risk Global Equity Income Fund. [94]
(g)(6)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of the Balter Discretionary Global Macro Fund. 104
(g)(7)	First Amendment effective July 24, 2015 to the Custody Agreement dated May 26, 2015 between the Registrant and U.S. Bank, N.A., on behalf of the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(g)(8)	Addendum dated November 10, 2015 to the Custody Agreement dated May 26, 2015 between the Registrant and U.S. Bank, N.A., to add the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(g)(9)	Amendment to the Custody Agreement dated May 26, 2015 between the Registrant and U.S. Bank, N.A., to add the Balter European L/S Small Cap Fund and Balter Event-Driven Fund. 119
(h)(1)	Master Fund Services Agreement between the Registrant and Gemini Fund Services, LLC dated May 17, 2011.137
(h)(2)	Amendment dated July 13, 2016 to the Master Fund Services Agreement between the Registrant and Gemini Fund Services, LLC dated May 17, 2011. 137
(h)(3)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Two Oaks Diversified Growth and Income Fund.[4]
(h)(4)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [5]
(h)(5)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund.[85]
(h)(6)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Monte Chesapeake Macro Strategies Fund (formerly, Mariner Managed Futures Strategy Fund). [11]
(h)(7)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of WOA All Asset I. [16]
(h)(8)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the SFG Futures Strategy Fund.[14]
(h)(9)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Innealta Capital Sector Rotation Fund, Innealta Capital Country Rotation Fund, Innealta Capital Tactical Fixed Income Fund, Al Frank Fund and Al Frank Dividend Value Fund. [75]
(h)(10)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Linde Hansen Contrarian Value Fund.[22]
(h)(11)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Crow Point Defined Risk Global Equity Income Fund. [35]
(h)(12)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Longboard Managed Futures Strategy Fund. [35]
(h)(13)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund). [76]
(h)(14)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the PCS Commodity Strategy Fund. [85]
(h)(15)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Longboard Long/Short Fund. [94]
(h)(16)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund. 119
(h)(17)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Orchard Small Cap Value Fund. 123
(h)(18)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(h)(19)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of WOA U.S. All Cap.[2]
(h)(20)	Expense Limitation Agreement between the Registrant, with respect to Two Oaks Diversified Growth and Income Fund. [4]
(h)(21)	Expense Limitation Agreement between the Registrant, with respect to North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund.[85]
(h)(22)	Expense Limitation Agreement between the Registrant, with respect to the Monte Chesapeake Macro Strategies Fund.131
(h)(23)	Expense Limitation Agreement between the Registrant, with respect to WOA All Asset I. [16]
(h)(24)	Expense Limitation Agreement between the Registrant, with respect to the SFG Futures Strategy Fund.[38]
(h)(25)	Expense Limitation Agreement between the Registrant, with respect to the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund. [75]
(h)(26)	Expense Limitation Agreement between the Registrant, with respect to the Linde Hansen Contrarian Value Fund.[38]
(h)(27)	Expense Limitation Agreement between the Registrant, with respect to the Crow Point Defined Risk Global Equity Income Fund. [35]
(h)(28)	Expense Limitation Agreement between the Registrant, with respect to the Al Frank Fund and Al Frank Dividend Value Fund.[45]
(h)(29)	Expense Limitation Agreement between the Registrant, with respect to the Innealta Capital Tactical Fixed Income Fund.[76]
(h)(30)	Expense Limitation Agreement between the Registrant, with respect to the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund). [76]
(h)(31)	Expense Limitation Agreement between the Registrant, with respect to the PCS Commodity Strategy Fund.134
(h)(32)	Expense Limitation Agreement between the Registrant, with respect to the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund Fund.119
(h)(33)	Expense Limitation Agreement between the Registrant, with respect to the Orchard Small Cap Value Fund. 123
(h)(34)	Expense Limitation Agreement between the Registrant, with respect to the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(h)(35)	Expense Limitation Agreement between the Registrant, with respect to WOA U.S. All Cap. [2]
(h)(36)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC.[4]
(h)(37)	Shareholder Services Plan on behalf of the Hundredfold Select Alternative Fund, Investor Class Shares.[42]
(h)(38)	Investment Advisory Agreement between the Balter Discretionary Global Macro Offshore Fund, Ltd. and Balter Liquid Alternatives, LLC. 104
(h)(39)	Sub-Advisory Agreement between the Balter Liquid Alternatives, LLC and Willowbridge Associates Inc. with respect to the Balter Discretionary Global Macro Offshore Fund, LTD. 105
(i)(1)	Opinion of Alston & Bird LLP regarding the Hundredfold Select Alternative Fund. 123
(i)(2)	Opinion of Alston & Bird LLP regarding the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund. 130
(i)(3)	Opinion of Alston & Bird LLP regarding the Monte Chesapeake Macro Strategies Fund.131
(i)(4)	Opinion of Alston & Bird LLP regarding the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund.131
(i)(5)	Opinion of Alston & Bird LLP regarding the SFG Futures Strategy Fund.120
(i)(6)	Opinion of Alston & Bird LLP regarding the Linde Hansen Contrarian Value Fund.128
(i)(7)	Opinion of Alston & Bird LLP regarding the WOA All Asset I. 135
(i)(8)	Opinion of Alston & Bird LLP regarding the Longboard Managed Futures Strategy Fund.139
(i)(9)	Opinion of Alston & Bird LLP regarding the Crow Point Defined Risk Global Equity Income Fund. 138
(i)(10)	Opinion of Alston & Bird LLP regarding the Two Oaks Diversified Growth and Income Fund. 136
(i)(11)	Opinion of Alston & Bird LLP regarding the Hundredfold Select Alternative Fund, Investor Class Shares. [40]
(i)(12)	Opinion of Alston & Bird LLP regarding the Al Frank Fund and Al Frank Dividend Value Fund.134
(i)(13)	Opinion of Alston & Bird LLP regarding the KKM Enhanced U.S. Equity Fund. 137
(i)(14)	Opinion of Alston & Bird LLP regarding the PCS Commodity Strategy Fund.122
(i)(15)	Opinion of Alston & Bird LLP regarding the Longboard Long/Short Fund. [1]
(i)(16)	Opinion of Alston & Bird LLP regarding the Balter Discretionary Global Macro Fund. 126
(i)(17)	Opinion of Alston & Bird LLP regarding the Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund). 127
(i)(18)	Opinion of Alston & Bird LLP regarding the Orchard Small Cap Value Fund. 116
(i)(19)	Opinion of Alston & Bird LLP regarding the FormulaFolios US Equity Fund. 118
(i)(20)	Opinion of Alston & Bird LLP regarding the FormulaFolios US Equity Portfolio. 133
(i)(21)	Opinion of Alston & Bird LLP regarding the Balter European L/S Small Cap Fund. 119
(i)(22)	Opinion of Alston & Bird LLP regarding the Balter Event-Driven Fund. 120
(i)(23)	Opinion of Alston & Bird LLP regarding the WOA U.S. All Cap. [2]
(i)(24)	Consent of Alston & Bird LLP.[1]
(j)(1)	Consent of Cohen Fund Audit Services Ltd. with respect to the Two Oaks Diversified Growth and Income Fund.136
(j)(2)	Consent of Cohen Fund Audit Services Ltd. with respect to Hundredfold Select Alternative Fund.123
(j)(3)	Consent of RSM US LLP with respect to North Star Bond Fund, North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund.130
(j)(4)	Consent of Tait, Weller & Baker, LLP with respect to Monte Chesapeake Macro Strategies Fund. 131
(j)(5)	Consent of Tait, Weller & Baker, LLP with respect to WOA All Asset I.135
(j)(6)	Consent of Tait, Weller & Baker, LLP with respect to the SFG Futures Strategy Fund. 120
(j)(7)	Consent of BBD, LLP with respect to the Innealta Capital Sector Rotation Fund and Innealta Capital Country Rotation Fund.131
(j)(8)	Consent of BBD, LLP with respect to the Linde Hansen Contrarian Value Fund.128
(j)(9)	Consent of Tait, Weller & Baker LLP with respect to the Crow Point Defined Risk Global Equity Income Fund. 138
(j)(10)	Consent of Ernst & Young LLP with respect to Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [28]
(j)(11)	Consent of RSM US LLP with respect to the Longboard Managed Futures Strategy Fund.139
(j)(12)	Consent of Cohen Fund Audit Services Ltd. with respect to Hundredfold Select Alternative Fund, Investor Class Shares. [89]
(j)(13)	Consent of Tait, Weller & Baker LLP with respect to the Al Frank Fund and Al Frank Dividend Value Fund.[49]
(j)(14)	Consent of BBD, LLP with respect to the Al Frank Fund and Al Frank Dividend Value Fund.134
(j)(15)	Consent of RSM US LLP with respect to the KKM Enhanced U.S. Equity Fund. 137
(j)(16)	Consent of RSM US LLP with respect to the PCS Commodity Strategy Fund. 122
(j)(17)	Consent of RSM US LLP with respect to Longboard Long/Short Fund. [1]
(j)(18)	Consent of Tait, Weller & Baker LLP with respect to the Balter Discretionary Global Macro Fund. 126
(j)(19)	Consent of Tait, Weller & Baker LLP with respect to the Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund). 127
(j)(20)	Consent of the Independent Registered Public Accounting Firm with respect to the Orchard Small Cap Value Fund. [2]
(j)(21)	Consent of Cohen Fund Audit Services Ltd. with respect to the FormulaFolios US Equity Fund. 118
(j)(22)	Consent of Cohen Fund Audit Services Ltd. with respect to the FormulaFolios US Equity Portfolio. 133
(j)(23)	Consent of Tait, Weller & Baker LLP with respect to the Balter European L/S Small Cap Fund. 119
(j)(24)	Consent of Tait, Weller & Baker LLP with respect to the Balter Event-Driven Fund. 120
(j)(25)	Consent of Grant Thornton with respect to the schedule of investments for the S.W. Mitchell Small Cap European Fund L.P.119
(j)(26)	Consent of BDO with respect to the Tiburon Credit Opportunities Master Fund, Ltd for the period ended December 31, 2014. 120
(j)(27)	Consent of BDO with respect to the Tiburon Credit Opportunities master Fund, Ltd for the period ended December 31, 2013. 120
(j)(28)	Consent of Tait, Weller & Baker, LLP with respect to WOA U.S. All Cap. [2]
(j)(29)	Powers of Attorney. [6,13,44]
(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)	Class A Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(2)	Class C Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(3)	Class N Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [71]
(m)(4)	Class R Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(5)	Investor Class Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. 104
(m)(6)	Class R-1 Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1.[89]
(m)(7)	Class R-2 Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1.[89]
(m)(8)	Class F Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(9)	Service Class Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [46]
(m)(10)	Rule 12b-1 Plan on behalf of WOA All Asset I.[52]
(m)(11)	Shareholder Servicing Plan and Agreement on behalf of the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap fund and the Balter Event-Driven Fund .119
(n)	Rule 18f-3 Plan, as amended July 13, 2016.136
(p)(1)	Code of Ethics of Northern Lights Distributors, LLC.[4]
(p)(2)	Code of Ethics of Two Oaks Investment Management, LLC.[4]
(p)(3)	Code of Ethics of Advisors Preferred LLC.[4]
(p)(4)	Code of Ethics for Hundredfold Advisors, LLC. [5]
(p)(5)	Code of Ethics for North Star Investment Management Corp.[7]
(p)(6)	Code of Ethics for Monte Capital Group, LLC. [81]
(p)(7)	Code of Ethics for Water Oak Advisors LLC. [9]
(p)(8)	Code of Ethics for Solutions Funds Group, Inc.[17]
(p)(9)	Code of Ethics for AFAM Capital, Inc. 115
(p)(10)	Code of Ethics for Linde Hansen & Co., LLC. [16]
(p)(11)	Code of Ethics for Crow Point Partners, LLC. 115
(p)(12)	Code of Ethics for Longboard Asset Management, LLC. 115
(p)(13)	Code of Ethics for Ceros Financial Services, Inc.[42]
(p)(14)	Code of Ethics for KKM Financial, LLC. [74]
(p)(15)	Code of Ethics for Price Asset Management, Inc. [81]
(p)(16)	Code of Ethics for Balter Liquid Alternatives, LLC. 105
(p)(17)	Code of Ethics for Apis Capital Partners, LLC. 108
(p)(18)	Code of Ethics for Madison Street Partners, LLC. 108
(p)(19)	Code of Ethics for Midwood Capital Management, LLC. 108
(p)(20)	Code of Ethics for Millrace Asset Group Inc.108
(p)(21)	Code of Ethics for Orchard Capital Management, LLC. 116
(p)(22)	Code of Ethics for FormulaFolio Investments, LLC. 116
(p)(23)	Code of Ethics for S.W. Mitchell Capital, L.L.P. 116
(p)(24)	Code of Ethics for Tiburon Capital Management, LLC. 116
(p)(25)	Code of Ethics for 12th Street Asset Management Company, LLC. 127

1 Is filed herewith.

2 To be filed by subsequent amendment.

3 Previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4 Previously filed on June 28, 2011 in the Registrant's Pre-Effective Amendment No. 2, and hereby incorporated by reference.

5 Previously filed on August 3, 2011 in the Registrant's Proxy/Registration Statement on Form N-14, and hereby incorporated by reference.

6 Previously filed on August 3, 2011 in the Registrant's Post-Effective Amendment No. 2, and hereby incorporated by reference.

7 Previously filed on August 19, 2011 in the Registrant's Post-Effective Amendment No. 3, and hereby incorporated by reference.

8 Previously filed on August 26, 2011 in the Registrant's Post-Effective Amendment No. 4, and hereby incorporated by reference.

9 Previously filed on September 20, 2011 in the Registrant's Post-Effective Amendment No. 5, and hereby incorporated by reference.

10 Previously filed on October 3, 2011 in the Registrant's Post-Effective Amendment No. 9, and hereby incorporated by reference.

11 Previously filed on October 27, 2011 in the Registrant's Post-Effective Amendment No. 12, and hereby incorporated by reference.

12 Previously filed on October 27, 2011 in the Registrant's Post-Effective Amendment No. 13, and hereby incorporated by reference.

13 Previously filed on November 2, 2011 in the Registrant's Post-Effective Amendment No. 14, and hereby incorporated by reference.

14Previously filed on November 17, 2011 in the Registrant's Post-Effective Amendment No. 18 and hereby incorporated by reference.

15Previously filed on November 22, 2011 in the Registrant's Post-Effective Amendment No. 20 and hereby incorporated by reference.

16Previously filed on December 14, 2011 in the Registrant's Post-Effective Amendment No. 24 and hereby incorporated by reference.

17 Previously filed on December 19, 2011 in the Registrant's Post-Effective Amendment No. 25 and hereby incorporated by reference.

18Previously filed on December 20, 2011 in the Registrant's Post-Effective Amendment No. 27 and hereby incorporated by reference.

19Previously filed on January 4, 2012 in the Registrant's Post-Effective Amendment No. 29 and hereby incorporated by reference.

20Previously filed on January 10, 2012 in the Registrant's Post-Effective Amendment No. 31 and hereby incorporated by reference.

21Previously filed on January 10, 2012 in the Registrant's Post-Effective Amendment No. 32 and hereby incorporated by reference.

22Previously filed on January 27, 2012 in the Registrant's Post-Effective Amendment No. 34 and hereby incorporated by reference.

23Previously filed on February 2, 2012 in the Registrant's Post-Effective Amendment No. 37 and hereby incorporated by reference.

24Previously filed on February 7, 2012 in the Registrant's Post-Effective Amendment No. 39 and hereby incorporated by reference.

25Previously filed on February 10, 2012 in the Registrant's Post-Effective Amendment No. 40 and hereby incorporated by reference.

26Previously filed on March 8, 2012 in the Registrant's Post-Effective Amendment No. 45 and hereby incorporated by reference.

27Previously filed on March 9, 2012 in the Registrant's Post-Effective Amendment No. 46 and hereby incorporated by reference.

28Previously filed on March 13, 2012 in the Registrant's Post-Effective Amendment No. 47 and hereby incorporated by reference.

29Previously filed on March 23, 2012 in the Registrant's Post-Effective Amendment No. 51 and hereby incorporated by reference.

30Previously filed on March 27, 2012 in the Registrant's Post-Effective Amendment No. 52 and hereby incorporated by reference.

31Previously filed on April 12, 2012 in the Registrant's Post-Effective Amendment No. 56 and hereby incorporated by reference.

32Previously filed on April 17, 2012 in the Registrant's Post-Effective Amendment No. 57 and hereby incorporated by reference.

33Previously filed on May 15, 2012 in the Registrant's Post-Effective Amendment No. 62 and hereby incorporated by reference.

34Previously filed on May 25, 2012 in the Registrant's Post-Effective Amendment No. 65 and hereby incorporated by reference.

35Previously filed on June 19, 2012 in the Registrant's Post-Effective Amendment No. 68 and hereby incorporated by reference.

36Previously filed on June 28, 2012 in the Registrant's Post-Effective Amendment No. 69 and hereby incorporated by reference.

37Previously filed on July 27, 2012 in the Registrant's Post-Effective Amendment No. 73 and hereby incorporated by reference.

38Previously filed on August 17, 2012 in the Registrant's Post-Effective Amendment No. 75 and hereby incorporated by reference.

39Previously filed on September 20, 2012 in the Registrant's Post-Effective Amendment No. 78 and hereby incorporated by reference.

40Previously filed on October 19, 2012 in the Registrant's Post-Effective Amendment No. 81 and hereby incorporated by reference.

41Previously filed on November 9, 2012 in the Registrant's Post-Effective Amendment No. 86 and hereby incorporated by reference.

42Previously filed on December 28, 2012 in the Registrant's Post-Effective Amendment No. 88 and hereby incorporated by reference.

43Previously filed on January 17, 2013 in the Registrant's Post-Effective Amendment No. 91 and hereby incorporated by reference.

44Previously filed on January 30, 2013 in the Registrant's Post-Effective Amendment No. 92 and hereby incorporated by reference.

45Previously filed on February 1, 2013 in the Registrant's Post-Effective Amendment No. 93 and hereby incorporated by reference.

46Previously filed on March 22, 2013 in the Registrant's Post-Effective Amendment No. 95 and hereby incorporated by reference.

47Previously filed on March 28, 2013 in the Registrant's Post-Effective Amendment No. 96 and hereby incorporated by reference.

48Previously filed on April 17, 2013 in the Registrant's Post-Effective Amendment No. 99 and hereby incorporated by reference.

49Previously filed on April 30, 2013 in the Registrant's Post-Effective Amendment No. 101 and hereby incorporated by reference.

50Previously filed on June 7, 2013 in the Registrant's Post-Effective Amendment No. 103 and hereby incorporated by reference.

51Previously filed on June 25, 2013 in the Registrant's Post-Effective Amendment No. 105 and hereby incorporated by reference.

52Previously filed on July 29, 2013 in the Registrant's Post-Effective Amendment No. 109 and hereby incorporated by reference.

53Previously filed on September 3, 2013 in the Registrant's Post-Effective Amendment No. 112 and hereby incorporated by reference.

54Previously filed on September 19, 2013 in the Registrant's Post-Effective Amendment No. 115 and hereby incorporated by reference.

55Previously filed on September 26, 2013 in the Registrant's Post-Effective Amendment No. 117 and hereby incorporated by reference.

56Previously filed on September 30, 2013 in the Registrant's Post-Effective Amendment No. 118 and hereby incorporated by reference.

57Previously filed on November 18, 2013 in the Registrant's Post-Effective Amendment No. 123 and hereby incorporated by reference.

58Previously filed on December 17, 2013 in the Registrant's Post-Effective Amendment No. 125 and hereby incorporated by reference.

59Previously filed on December 27, 2013 in the Registrant's Post-Effective Amendment No. 127 and hereby incorporated by reference.

60Previously filed on December 27, 2013 in the Registrant's Post-Effective Amendment No. 128 and hereby incorporated by reference.

61Previously filed on December 30, 2013 in the Registrant's Post-Effective Amendment No. 131 and hereby incorporated by reference.

62Previously filed on January 13, 2014 in the Registrant's Post-Effective Amendment No. 134 and hereby incorporated by reference.

63Previously filed on January 13, 2014 in the Registrant's Post-Effective Amendment No. 135 and hereby incorporated by reference.

64Previously filed on March 14, 2014 in the Registrant's Post-Effective Amendment No. 138 and hereby incorporated by reference

65Previously filed on March 26, 2014 in the Registrant's Post-Effective Amendment No. 141 and hereby incorporated by reference.

66Previously filed on March 26, 2014 in the Registrant's Post-Effective Amendment No. 142 and hereby incorporated by reference.

67Previously filed on March 27, 2014 in the Registrant's Post-Effective Amendment No. 143 and hereby incorporated by reference

68Previously filed on March 27, 2014 in the Registrant's Post-Effective Amendment No. 144 and hereby incorporated by reference

69Previously filed on March 27, 2014 in the Registrant's Post-Effective Amendment No. 145 and hereby incorporated by reference

70Previously filed on March 28, 2014 in the Registrant's Post-Effective Amendment No. 146 and hereby incorporated by reference.

71Previously filed on March 28, 2014 in the Registrant's Post-Effective Amendment No. 147 and hereby incorporated by reference.

72Previously filed on April 30, 2014 in the Registrant's Post-Effective Amendment No. 149 and hereby incorporated by reference.

73Previously filed on April 30, 2014 in the Registrant's Post-Effective Amendment No. 150 and hereby incorporated by reference.

74Previously filed on May 30, 2014 in the Registrant's Post-Effective Amendment No. 155 and hereby incorporated by reference.

75Previously filed on June 20, 2014 in the Registrant's Post-Effective Amendment No. 157 and hereby incorporated by reference.

76Previously filed on June 25, 2014 in the Registrant's Post-Effective Amendment No. 158 and hereby incorporated by reference.

77Previously filed on June 27, 2014 in the Registrant's Post-Effective Amendment No. 159 and hereby incorporated by reference.

78Previously filed on June 27, 2014 in the Registrant's Post-Effective Amendment No. 160 and hereby incorporated by reference.

79Previously filed on July 8, 2014 in the Registrant's Post-Effective Amendment No. 163 and hereby incorporated by reference.

80Previously filed on July 24, 2014 in the Registrant's Post-Effective Amendment No. 168 and hereby incorporated by reference.

81Previously filed on September 3, 2014 in the Registrant's Post-Effective Amendment No. 170 and hereby incorporated by reference.

82Previously filed on September 24, 2014 in the Registrant's Post-Effective Amendment No. 175 and hereby incorporated by reference.

83Previously filed on September 24, 2014 in the Registrant's Post-Effective Amendment No. 176 and hereby incorporated by reference.

84Previously filed on September 25, 2014 in the Registrant's Post-Effective Amendment No. 177 and hereby incorporated by reference.

85Previously filed on September 26, 2014 in the Registrant's Post-Effective Amendment No. 178 and hereby incorporated by reference.

86Previously filed on November 21, 2014 in the Registrant's Post-Effective Amendment No. 189 and hereby incorporated by reference.

87Previously filed on December 4, 2014 in the Registrant's Post-Effective Amendment No. 190 and hereby incorporated by reference.

88Previously filed on December 23, 2014 in the Registrant's Post-Effective Amendment No. 192 and hereby incorporated by reference.

89Previously filed on December 29, 2014 in the Registrant's Post-Effective Amendment No. 192 and hereby incorporated by reference.

90Previously filed on December 30, 2014 in the Registrant's Post-Effective Amendment No. 197 and hereby incorporated by reference.

91Previously filed on December 31, 2014 in the Registrant's Post-Effective Amendment No. 200 and hereby incorporated by reference.

92Previously filed on December 31, 2014 in the Registrant's Post-Effective Amendment No. 201 and hereby incorporated by reference.

93Previously filed on January 27, 2015 in the Registrant's Post-Effective Amendment No. 207 and hereby incorporated by reference.

94Previously filed on March 16, 2015 in the Registrant's Post-Effective Amendment No. 209 and hereby incorporated by reference.

95Previously filed on March 23, 2015 in the Registrant's Post-Effective Amendment No. 210 and hereby incorporated by reference.

96Previously filed on March 23, 2015 in the Registrant's Post-Effective Amendment No. 211 and hereby incorporated by reference.

97Previously filed on March 24, 2015 in the Registrant's Post-Effective Amendment No. 212 and hereby incorporated by reference.

98Previously filed on March 25, 2015 in the Registrant's Post-Effective Amendment No. 213 and hereby incorporated by reference.

99Previously filed on March 27, 2015 in the Registrant's Post-Effective Amendment No. 214 and hereby incorporated by reference.

100Previously filed on March 30, 2015 in the Registrant's Post-Effective Amendment No. 215 and hereby incorporated by reference.

101Previously filed on April 29, 2015 in the Registrant's Post-Effective Amendment No. 225 and hereby incorporated by reference.

102Previously filed on April 29, 2015 in the Registrant's Post-Effective Amendment No. 226 and hereby incorporated by reference.

103Previously filed on April 29, 2015 in the Registrant's Post-Effective Amendment No. 227 and hereby incorporated by reference.

104Previously filed on May 26, 2015 in the Registrant's Post-Effective Amendment No. 233 and hereby incorporated by reference.

105Previously filed on June 26, 2015 in the Registrant's Post-Effective Amendment No. 234 and hereby incorporated by reference.

106Previously filed on June 29, 2015 in the Registrant's Post-Effective Amendment No. 235 and hereby incorporated by reference.

107Previously filed on July 14, 2015 in the Registrant's Post-Effective Amendment No. 238 and hereby incorporated by reference.

108Previously filed on July 24, 2015 in the Registrant's Post-Effective Amendment No. 240 and hereby incorporated by reference.

109Previously filed on July 28, 2015 in the Registrant's Post-Effective Amendment No. 242 and hereby incorporated by reference.

110Previously filed on September 23, 2015 in the Registrant's Post-Effective Amendment No. 251 and hereby incorporated by reference.

111Previously filed on September 23, 2015 in the Registrant's Post-Effective Amendment No. 252 and hereby incorporated by reference.

112Previously filed on September 24, 2015 in the Registrant's Post-Effective Amendment No. 253 and hereby incorporated by reference.

113Previously filed on September 25, 2015 in the Registrant's Post-Effective Amendment No. 254 and hereby incorporated by reference.

114Previously filed on September 25, 2015 in the Registrant's Post-Effective Amendment No. 255 and hereby incorporated by reference.

115Previously filed on September 28, 2015 in the Registrant's Post-Effective Amendment No. 256 and hereby incorporated by reference.

116Previously filed on October 14, 2015 in the Registrant's Post-Effective Amendment No. 262 and hereby incorporated by reference.

117Previously filed on November 19, 2015 in the Registrant's Post-Effective Amendment No. 268 and hereby incorporated by reference.

118Previously filed on November 19, 2015 in the Registrant's Post-Effective Amendment No. 269 and hereby incorporated by reference.

119Previously filed on December 21, 2015 in the Registrant's Post-Effective Amendment No. 280 and hereby incorporated by reference.

120Previously filed on December 21, 2015 in the Registrant's Post-Effective Amendment No. 281 and hereby incorporated by reference.

121Previously filed on December 23, 2015 in the Registrant's Post-Effective Amendment No. 282 and hereby incorporated by reference.

122Previously filed on December 23, 2015 in the Registrant's Post-Effective Amendment No. 283 and hereby incorporated by reference.

123Previously filed on December 28, 2015 in the Registrant's Post-Effective Amendment No. 284 and hereby incorporated by reference.

124Previously filed on December 29, 2015 in the Registrant's Post-Effective Amendment No. 285 and hereby incorporated by reference.

125Previously filed on January 29, 2016 in the Registrant's Post-Effective Amendment No. 290 and hereby incorporated by reference.

126Previously filed on February 26, 2016 in the Registrant's Post-Effective Amendment No. 293 and hereby incorporated by reference.

127Previously filed on February 26, 2016 in the Registrant's Post-Effective Amendment No. 294 and hereby incorporated by reference.

128Previously filed on March 17, 2016 in the Registrant's Post-Effective Amendment No. 297 and hereby incorporated by reference.

129Previously filed on March 18, 2016 in the Registrant's Post-Effective Amendment No. 298 and hereby incorporated by reference.

130Previously filed on March 22, 2016 in the Registrant's Post-Effective Amendment No. 299 and hereby incorporated by reference.

131Previously filed on March 23, 2016 in the Registrant's Post-Effective Amendment No. 300 and hereby incorporated by reference.

132Previously filed on March 28, 2016 in the Registrant's Post-Effective Amendment No. 301 and hereby incorporated by reference

133Previously filed on March 28, 2016 in the Registrant's Post-Effective Amendment No. 301 and hereby incorporated by reference

134Previously filed on April 22, 2016 in the Registrant's Post-Effective Amendment No. 308 and hereby incorporated by reference.

135Previously filed on June 26, 2016 in the Registrant's Post-Effective Amendment No. 312 and hereby incorporated by reference.

136Previously filed on July 27, 2016 in the Registrant's Post-Effective Amendment No. 313 and hereby incorporated by reference.

137Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 315 and hereby incorporated by reference.

138Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 316 and hereby incorporated by reference.

139Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 317 and hereby incorporated by reference.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Two Oaks Investment Management, LLC, adviser to the Two Oaks Diversified Growth and Income Fund -- File No. 801-72390.

Advisors Preferred, LLC, adviser to the Hundredfold Select Alternative Fund – File No. 801-72430.

North Star Investment Management Corp., adviser to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund – File No. 801-62013.

Monte Capital Group, LLC, adviser to the Monte Chesapeake Macro Strategies Fund (formerly, Mariner Managed Futures Strategy Fund) – File No. 801-76944.

Water Oak Advisors, LLC, adviser to the WOA All Asset I – File No. 801-66872.

AFAM Capital, Inc., adviser to the Innealta Capital Country Rotation Fund, Innealta Capital Sector Rotation Fund, Al Frank Fund and Al Frank Dividend Value Fund – File No. 801-30528.

Solutions Funds Group, Inc., adviser to the SFG Futures Strategy Fund – File No. 801-72794.

Crow Point Partners, LLC, adviser to the Crow Point Defined Risk Global Equity Income Fund – File No. 801-67184.

Longboard Asset Management, LLC, adviser to the Longboard Managed Futures Strategy and Longboard Long/Short Fund– File No. 801-72623.

KKM Financial, LLC adviser to the KKM Enhanced U.S. Equity Fund – File No. 801-77094.

Price Asset Management, Inc. adviser to the PCS Commodity Strategy Fund – File No. 801-77076.

Balter Liquid Alternatives, LLC adviser to the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund – File No. 801-78740.

Orchard Capital Management, LLC adviser to the Orchard Small Cap Value Fund – File No. pending.

FormulaFolio Investments, LLC adviser to the FormulaFolios US Equity Fund and the FormulaFolios US Equity Portfolio – File No. 801-72780.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust II except Hundredfold Select Alternative Fund and Witherspoon Managed Futures Strategy Fund. NLD also acts as principal underwriter for the following:

AmericaFirst Quantitative Funds, Arrow ETF Trust, Arrow QVM Equity Factor ETF a series of the Arrow Investments Trust, BlueArc Multi-Strategy Fund, Centerstone Investors Trust, Copeland Trust, Crow Point Global Dividend Plus Fund, Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, Neiman Funds Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 17605 Wright Street, Omaha, NE 68130.  NLD is an affiliate of Gemini Fund Services, LLC and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. To the best of Registrant’s knowledge, the following are the officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, Chief Executive Officer, Secretary	Trustee
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BNYM”), One Wall Street, New York, NY 10286, provides custodian services to the Two Oaks Diversified Growth and Income Fund and the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund) pursuant to a Custody Agreement between BNYM and the Trust.

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, WI 53212, provides custodian services to the Hundredfold Select Alternative Fund, Al Frank Fund and Al Frank Dividend Value Fund, Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund, FormulaFolios US Equity Fund, FormulaFolios US Equity Portfolio and the Balter Event-Driven Fund pursuant to a Custody Agreement between U.S. Bank and the Trust.

MUFG Union Bank, National Association (“Union Bank”), 400 California Street, San Francisco, CA 94104, provides custodian services to the North Star Opportunity Fund, WOA All Asset I, , SFG Futures Strategy Fund, Linde Hansen Contrarian Value Fund, Innealta Capital Country Rotation Fund, Innealta Capital Sector Rotation Fund, Longboard Managed Futures Strategy Fund, Monte Chesapeake Macro Strategies Fund, North Star Dividend Fund, North Star Micro Cap Fund, North Star Bond Fund, PCS Commodity Strategy Fund, Longboard Long/Short Fund and Orchard Small Cap Value Fund, pursuant to a Custody Agreement between Union Bank and the Trust.

Huntington National Bank, 7 East Oval, Columbus, OH 43219 provides custodian services to the Crow Point Defined Risk Global Equity Income Fund pursuant to a Custody Agreement between Huntington National Bank and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, NE 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, a wholly-owned subsidiary of NorthStar Financial Services Group, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter for all series of Northern Lights Fund Trust II, except the Hundredfold Select Alternative Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Northern Lights Compliance Services, LLC (“NLCS”), a wholly-owned subsidiary of NorthStar Financial Services Group, LLC, located at 17605 Wright Street, Omaha, NE 68130, provides CCO and compliance services to each Fund of the Trust.

Two Oaks Investment Management, LLC, located at 7110 North Fresno Street, Suite 450, Fresno CA, 93720 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Two Oaks Diversified Growth and Income Fund.

Advisors Preferred, LLC located at 1445 Research Blvd, Suite 530, Rockville, MD 20850 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Hundredfold Select Alternative Fund.

North Star Investment Management Corp. located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund.

Monte Capital Group, LLC located at 11 Broadway, Suite 766, New York, NY 10004 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Monte Chesapeake Macro Strategies Fund (formerly, Mariner Managed Futures Strategy Fund).

Water Oak Advisors LLC located at 145 Lincoln Avenue, Suite A, Winter Park, FL 32789 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the WOA All Asset I.

Solutions Funds Group, Inc. located at 300 Village Green Drive, Suite 210, Lincolnshire, IL 60069, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SFG Futures Strategy Fund.

AFAM Capital, Inc. located at 85 Argonaut, Suite 220, Alisa Viejo, CA 92656 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Innealta Capital Sector Rotation Fund, Innealta Capital Country Rotation Fund, Al Frank Fund and Al Frank Dividend Value Fund.

Linde Hansen & Co., LLC located at 25B Vreeland Road, Suite 102, Florham Park, NJ, 07932 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Linde Hansen Contrarian Value Fund.

Crow Point Partners, LLC located at 10 New Driftway, Suite 203, Scituate, MA 02066 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Crow Point Defined Risk Global Equity Income Fund.

Longboard Asset Management, LLC located at 2355 E. Camelback Road, Suite 750, Phoenix, AZ 85016 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Longboard Managed Futures Strategy Fund and the Longboard Long/Short Fund.

KKM Financial, LLC, located at 311 South Wacker Drive, Suite 650, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KKM Enhanced US Equity Fund.

Price Asset Management, LLC, located at 141 West Jackson Boulevard, Suite 1320A, Chicago, IL 60604 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PCS Commodity Strategy Fund.

Balter Liquid Alternatives, LLC 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund.

Orchard Capital Management, LLC 400 North Michigan Avenue, Suite 560, Chicago, IL 60611 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Orchard Small Cap Value Fund.

FormulaFolio Investments, LLC located at 89 Ionia SW Suite 600, Grand Rapids, MI 49503 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the FormulaFolios US Equity Fund and the FormulaFolios US Equity Portfolio.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the U. S. Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 318 to its Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Hauppauge, State of New York, on September 27, 2016.

NORTHERN LIGHTS FUND TRUST II

By: __________________________

      Kevin Wolf*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Brian Nielsen*	_________________________ Trustee & Chairman	September 27, 2016
Thomas Sarkany*	_________________________ Trustee	September 27, 2016
Anthony Lewis*	_________________________ Trustee	September 27, 2016
Keith Rhoades*	_________________________ Trustee	September 27, 2016
Randy Skalla*	_________________________ Trustee	September 27, 2016
Kevin Wolf*	_________________________ President and Principal Executive Officer	September 27, 2016
Erik Naviloff*	_________________________ Treasurer and Principal Financial Officer	September 27, 2016

*By:   /s/James Ash_______________

James Ash

*Attorney-in-Fact – pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 2 (filed August 3, 2011) and Post-Effective Amendment No. 14 (filed November 2, 2011) and Post-Effective Amendment No. 92 (filed January 30, 2013) each to Registrant’s Registration Statement on Form N-1A.

EXHIBIT INDEX

99.28 (i)(15)	Opinion of Alston & Bird LLP regarding the Longboard Long/Short Fund
99.28 (i)(24)	Consent of Alston & Bird LLP
99.28 (j)(17)	Consent of RSM US LLP with respect to the Longboard Long/Short Fund